Exhibit 99.1

Pure Storage Announces Third Quarter Fiscal 2022 Financial Results
Q3 revenue growing 37% year-over-year
Subscription Services ARR $788 million, up 30% year-over-year
Raised FY22 revenue outlook to $2.1 billion

MOUNTAIN VIEW, Calif. – November 23, 2021 – Today Pure Storage (NYSE: PSTG), the IT pioneer that delivers storage as-a-service in a multi-cloud world, announced financial results for its fiscal third quarter ended October 31, 2021.

"With Q3 revenue up 37% year-over-year and with increasing profitability, it's clear that Pure continues to set the pace for the industry," said Charles Giancarlo, Chairman and CEO, Pure Storage. "We're delighted to provide cutting edge data services to customers and with our continued leadership in two Gartner Magic Quadrants."

Third Quarter Financial Highlights

•Revenue $562.7 million, up 37% year-over-year
•Subscription Services revenue $187.8 million, up 38% year-over-year
•Subscription Annual Recurring Revenue (ARR) $788.3 million, up 30% year-over-year
•Remaining Performance Obligations (RPO) $1.2 billion, up 27% year-over-year
•GAAP gross margin 66.6%; non-GAAP gross margin 68.5%
•GAAP operating loss $(18.1) million; non-GAAP operating income $69.5 million
•GAAP operating margin (3.2)%; non-GAAP operating margin 12.3%
•Operating cash flow $127.0 million; free cash flow $101.3 million
•Total cash and investments $1.4 billion

"Our strong Q3 performance was fueled by increased customer demand and execution across the entire business," said Kevan Krysler, CFO, Pure Storage. "We are in a great innovation cycle with our portfolio."

Third Quarter Company Highlights and Achievements

•Gartner Magic Quadrant: A storage leader for eight consecutive years
◦Magic Quadrant for Primary Storage Arrays: Gartner named Pure a storage leader eight years in a row and the second year in a row the company has been positioned highest on the ability to execute axis and furthest on the completeness of vision axis.
◦Magic Quadrant for Distributed File Systems and Object Storage: Gartner positioned Pure as a leader in the rapidly growing storage market for unstructured data.

•Net Promoter Score (NPS) of 83.5: For six years running, Pure continues to maintain a market-leading NPS, taking the top 1% spot across Medallia benchmarked B2B scores.

•Significant announcements in Q3 bring infrastructure and applications closer together by enabling cloud-like automation and delivery of storage:
◦Pure FusionTM, a self-service, autonomous storage-as-code platform built for limitless scale, lets customers bring the cloud operating model anywhere and run, operate, and consume traditional storage like a cloud service.
◦Portworx® Data Services, a Database-as-a-Service platform for Kubernetes, lets DevOps engineers deploy a managed, production-grade data service with the click of a button.

Fourth Quarter and FY22 Guidance

	Q4 FY22	FY22
Revenue	$630 million	$2.1 billion
Non-GAAP Operating Income	$90 million	$206 million
Non-GAAP Operating Margin	approx. 14%	approx. 10%

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Pure has not reconciled its guidance for non-GAAP operating income and non-GAAP operating margin to their most directly comparable GAAP measures because certain items that impact these measures are not within Pure’s control and/or cannot be reasonably predicted. Accordingly, a reconciliation of these non-GAAP financial measures guidance to the corresponding GAAP measures is not available without unreasonable effort.

Conference Call Information

Pure will host a teleconference to discuss the third quarter fiscal 2022 results at 1:30 pm PT today, November 23, 2021. A live audio broadcast of the conference call will be available at the Pure Storage Investor Relations website, investor.purestorage.com. Pure will also post its earnings presentation to this website in advance of the call and post its prepared remarks to this website within 24 hours of completion of the call. A replay will be available following the call on the Pure Storage Investor Relations website or for two weeks at 800-585-8367 (or 416-621-4642 for international callers) with passcode 9027916.

Upcoming Events

Pure is scheduled to participate at the following investor conferences:

Wells Fargo Virtual 5th Annual TMT Summit
Date: Tuesday, November 30, 2021
Time: 11:00 am PST
Pure Presenters: Charles Giancarlo, Chairman and CEO, Kevan Krysler, CFO
Pure Participants: Rob Lee, VP and CTO, Sanjot Khurana, VP, Investor Relations

Credit Suisse 25th Annual Technology Conference
Date: Wednesday, December 1, 2021
Time: 1:10 pm MST
Pure Presenters: Charles Giancarlo, Chairman and CEO, Kevan Krysler, CFO
Pure Participants: Rob Lee, VP and CTO, Sanjot Khurana, VP, Investor Relations

UBS Virtual Global TMT Conference
Date: Monday, December 6, 2021
Pure Participants: Charles Giancarlo, Chairman and CEO, Kevan Krysler, CFO, Rob Lee, VP and CTO, and Sanjot Khurana, VP, Investor Relations

Barclays Virtual Global Technology, Media and Telecommunications Conference
Date: Tuesday, December 7, 2021
Pure Participants: Kevan Krysler, CFO, Rob Lee, VP and CTO, and Sanjot Khurana, VP, Investor Relations

Raymond James Virtual Technology Investors Conference
Date: Wednesday, December 8, 2021
Pure Participants: Charles Giancarlo, Chairman and CEO, Kevan Krysler, CFO, Rob Lee, VP and CTO, and Sanjot Khurana, VP, Investor Relations

The presentations will be webcast live and archived on Pure’s Investor Relations website at investor.purestorage.com.

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About Pure Storage

Pure Storage gives technologists their time back. Pure delivers a modern data experience that empowers organizations to run their operations as a true, automated, storage as-a-service model seamlessly across multiple clouds. Pure helps customers put data to use while reducing the complexity and expense of managing the infrastructure behind it. And with a certified customer satisfaction score in the top one percent of B2B companies, Pure's ever-expanding list of customers are among the happiest in the world.

Analyst Recognition

Leader in the 2021 Gartner Magic Quadrant for Primary Storage Arrays
Leader in the 2021 Gartner Magic Quadrant for Distributed File Systems & Object Storage

Connect with Pure

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Pure Storage, the Pure P Logo, Portworx, and the marks on the Pure Trademark List at www.purestorage.com/legal/productenduserinfo.html are trademarks of Pure Storage, Inc. Other names are trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to future period financial results, our continued momentum and growth potential, supply chain constraints, the scope and duration of the COVID-19 pandemic and its impact on our business operations, liquidity and capital resources, employees, customers, financial results and the economy, demand for our products and subscription services, our expectations regarding product and technology differentiation, new customer acquisition, the continued success of the Portworx technology, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended January 31, 2021. All information provided in this release and in the attachments is as of November 23, 2021, and Pure undertakes no duty to update this information unless required by law.

Key Business Metric

Subscription ARR is a key business metric that refers to total annualized contract value of all active subscription agreements, including Evergreen, on the last day of the quarter, plus on-demand revenue for the quarter multiplied by four.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, payments to former shareholders of acquired companies, payroll tax expense related to stock-based activities, amortization of debt discount and debt issuance costs related to long-term debt, amortization of intangible assets acquired from acquisitions, acquisition-related transaction and integration expenses, restructuring activities, and expenses directly related to the COVID-19 pandemic that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Contacts
Sanjot Khurana -- Investor Relations, Pure Storage
ir@purestorage.com

Rena Fallstrom -- Global Communications, Pure Storage
pr@purestorage.com

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PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of
	Third Quarter of Fiscal 2022	Fiscal 2021

Assets
Current assets:
Cash and cash equivalents	$404,692	$337,147
Marketable securities	958,180	916,388
Accounts receivable, net of allowance of $965 and $1,033	354,179	460,879
Inventory	44,036	46,733
Deferred commissions, current	63,422	57,183
Prepaid expenses and other current assets	102,117	89,836
Total current assets	1,926,626	1,908,166
Property and equipment, net	193,141	163,041
Operating lease right-of-use-assets	115,731	134,668
Deferred commissions, non-current	144,898	130,741
Intangible assets, net	66,992	76,648
Goodwill	358,736	358,736
Restricted cash	10,544	10,544
Other assets, non-current	39,088	36,896
Total assets	$2,855,756	$2,819,440
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$48,708	$67,530
Accrued compensation and benefits	122,969	160,817
Accrued expenses and other liabilities	73,884	61,754
Operating lease liabilities, current	35,061	32,231
Deferred revenue, current	499,176	438,321
Total current liabilities	779,798	760,653
Long-term debt	778,366	755,814
Operating lease liabilities, non-current	99,031	120,361
Deferred revenue, non-current	450,574	405,376
Other liabilities, non-current	23,563	27,230
Total liabilities	2,131,332	2,069,434
Stockholders’ equity:
Common stock and additional paid-in capital	2,447,945	2,307,608
Accumulated other comprehensive (loss) income	(307)	7,410
Accumulated deficit	(1,723,214)	(1,565,012)
Total stockholders' equity	724,424	750,006
Total liabilities and stockholders' equity	$2,855,756	$2,819,440

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Third Quarter of Fiscal		First Three Quarters of Fiscal
	2022	2021	2022	2021

Revenue:
Product	$374,913	$274,470	$949,736	$793,718
Subscription services	187,827	136,149	522,542	387,743
Total revenue	562,740	410,619	1,472,278	1,181,461
Cost of revenue:
Product (1)	129,721	86,661	309,935	240,677
Subscription services(1)	58,227	47,442	165,658	132,717
Total cost of revenue	187,948	134,103	475,593	373,394
Gross profit	374,792	276,516	996,685	808,067
Operating expenses:
Research and development (1)	147,808	122,981	419,296	350,079
Sales and marketing (1)	193,172	172,282	567,054	517,149
General and administrative (1)	51,890	46,467	138,500	132,063
Restructuring and other (2)	—	—	—	22,990
Total operating expenses	392,870	341,730	1,124,850	1,022,281
Loss from operations	(18,078)	(65,214)	(128,165)	(214,214)
Other income (expense), net	(7,953)	(4,887)	(20,090)	(6,700)
Loss before provision for income taxes	(26,031)	(70,101)	(148,255)	(220,914)
Income tax provision	2,700	4,121	9,947	8,869
Net loss	$(28,731)	$(74,222)	$(158,202)	$(229,783)

Net loss per share attributable to common stockholders, basic and diluted	$(0.10)	$(0.28)	$(0.56)	$(0.87)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	287,462	269,144	283,918	265,626

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$1,634	$1,027	$4,547	$3,013
Cost of revenue -- subscription services	5,555	3,883	15,098	10,961
Research and development	36,797	29,220	102,343	87,770
Sales and marketing	19,151	14,898	54,317	48,018
General and administrative	12,863	10,581	31,458	29,993
Total stock-based compensation expense	$76,000	$59,609	$207,763	$179,755

(2) Includes expenses related to restructuring and incremental expenses directly related to COVID-19

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Third Quarter of Fiscal		First Three Quarters of Fiscal
	2022	2021	2022	2021

Cash flows from operating activities
Net loss	$(28,731)	$(74,222)	$(158,202)	$(229,783)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	21,506	18,214	59,605	49,811
Amortization of debt discount and debt issuance costs	7,857	7,400	23,011	21,525
Stock-based compensation expense	76,000	59,609	207,763	179,755
Impairment of long-lived assets	471	—	471	7,505
Other	2,060	2,139	8,576	4,111
Changes in operating assets and liabilities:
Accounts receivable, net	4,282	(8,676)	106,788	83,220
Inventory	3,280	(6,459)	38	(4,724)
Deferred commissions	(12,354)	(7,402)	(20,395)	(12,885)
Prepaid expenses and other assets	12,672	(11,217)	(12,283)	(37,606)
Operating lease right-of-use assets	7,243	7,253	22,061	21,434
Accounts payable	(4,989)	29,656	(14,256)	8,566
Accrued compensation and other liabilities	5,701	(6,520)	(35,251)	(9,737)
Operating lease liabilities	(7,889)	(7,373)	(22,094)	(20,444)
Deferred revenue	39,937	30,397	106,054	57,860
Net cash provided by operating activities	127,046	32,799	271,886	118,608
Cash flows from investing activities
Purchases of property and equipment	(25,718)	(24,867)	(81,217)	(73,643)
Acquisition, net of cash acquired	—	(339,806)	—	(339,806)
Purchase of strategic investment	—	(5,000)	—	(5,000)
Purchases of marketable securities	(185,667)	(163,154)	(503,038)	(454,391)
Sales of marketable securities	32,896	40,856	146,934	132,207
Maturities of marketable securities	133,388	118,606	303,158	324,780
Net cash used in investing activities	(45,101)	(373,365)	(134,163)	(415,853)
Cash flows from financing activities
Net proceeds from exercise of stock options	22,580	4,019	33,743	25,677
Proceeds from issuance of common stock under employee stock purchase plan	18,915	16,418	36,641	32,439
Proceeds from borrowings, net of issuance costs	—	246,942	—	251,892
Repayments of borrowings	(265)	—	(870)	—
Principal payments on finance lease obligations	(414)	—	(414)	—
Tax withholding on vesting of equity awards	(2,106)	(1,239)	(8,670)	(4,080)
Repurchases of common stock	(56,215)	(21,411)	(130,608)	(111,554)
Net cash (used in) provided by financing activities	(17,505)	244,729	(70,178)	194,374
Net increase (decrease) in cash, cash equivalents and restricted cash	64,440	(95,837)	67,545	(102,871)
Cash, cash equivalents and restricted cash, beginning of period	350,796	370,888	347,691	377,922
Cash, cash equivalents and restricted cash, end of period	$415,236	$275,051	$415,236	$275,051

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Third Quarter of Fiscal 2022						Third Quarter of Fiscal 2021
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$1,634	(c)					$1,027	(c)
			42	(d)					13	(d)
			3,207	(e)					2,396	(e)
Gross profit --product	$245,192	65.4%	$4,883		$250,075	66.7%	$187,809	68.4%	$3,436		$191,245	69.7%

			$5,555	(c)					$3,883	(c)
			279	(d)					59	(d)
			24	(f)					7	(f)
Gross profit -- subscription services	$129,600	69.0%	$5,858		$135,458	72.1%	$88,707	65.2%	$3,949		$92,656	68.1%

			$7,189	(c)					$4,910	(c)
			321	(d)					72	(d)
			3,207	(e)					2,396	(e)
			24	(f)					7	(f)
Total gross profit	$374,792	66.6%	$10,741		$385,533	68.5%	$276,516	67.3%	$7,385		$283,901	69.1%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.
(f) To eliminate payments to former shareholders of acquired company.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Third Quarter of Fiscal 2022						Third Quarter of Fiscal 2021
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$76,000	(c)					$59,609	(c)
			4,230	(d)					3,533	(d)
			2,631	(e)					1,166	(e)
			551	(f)					—
			3,739	(g)					2,573	(g)
			382	(h)					1,762	(h)
Operating Income (loss)	$(18,078)	-3.2%	$87,533		$69,455	12.3%	$(65,214)	-15.9%	$68,643		$3,429	0.8%

			$76,000	(c)					$59,609	(c)
			4,230	(d)					3,533	(d)
			2,631	(e)					1,166	(e)
			551	(f)					—
			3,739	(g)					2,573	(g)
			382	(h)					1,762	(h)
			7,857	(i)					7,400	(i)
Net income (loss)	$(28,731)		$95,390		$66,659		$(74,222)		$76,043		$1,821

Net income (loss) per share -- diluted	$(0.10)				$0.22		$(0.28)				$0.01
Weighted-average shares used in per share calculation -- diluted	287,462		20,835	(j)	308,297		269,144		15,677	(j)	284,821

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating loss divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired companies.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate impairment of right-of-use assets associated with cease-use of a certain facility.
(g) To eliminate amortization expense of acquired intangible assets.
(h) To eliminate acquisition-related transaction and integration expenses.
(i) To eliminate amortization expense of debt discount and debt issuance costs related to our long-term debt.
(j) To include effect of dilutive securities (employee stock options, restricted stock, and shares from employee stock purchase plan).

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	Third Quarter of Fiscal
	2022	2021
Net cash provided by operating activities	$127,046	$32,799
Less: purchases of property and equipment	(25,718)	(24,867)
Free cash flow (non-GAAP)	$101,328	$7,932